Exhibit 10.1
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Fifth Amendment to Loan and Security Agreement (“Fifth Amendment”) is made as of the 14th day of July, 2011, by and between the entities set forth on Exhibit “A” attached hereto, each a Delaware limited liability company, (collectively “Borrower” and each an “Individual Borrower”), and U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C27 (“Lender”) as successor in interest to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (“GA”).
R E C I T A L S:
WHEREAS, the entities set forth on Exhibit “B” attached hereto, each a Delaware limited liability company, (“Original Borrower”) and GA entered into that certain Loan and Security Agreement dated June 9, 2006 (“Loan Agreement”) pursuant to which GA loaned Original Borrower the original principal sum of $295,000,000 (“Loan”); and
WHEREAS, the Loan Agreement has been amended by that certain First Amendment to Loan and Security Agreement dated December 17, 2008, Second Amendment to Loan and Security Agreement dated December 30, 2008, Third Amendment to Loan and Security Agreement dated May 22, 2009, and Fourth Amendment to Loan and Security Agreement dated February 18, 2011; and
WHEREAS, the Loan is evidenced by the Loan Documents. The Loan Documents, except for Amended and Restated Notes A-1 and A-2, were assigned, and Amended and Restated Note A-2 was endorsed, to Wachovia Bank, National Association, thereafter to Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, thereafter to Bank of America, N.A., as Trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, and thereafter Lender replaced Bank of America, N.A. as Trustee, and Amended and Restated Note A-1 was endorsed to Wachovia Bank, National Association and thereafter to Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4; and
WHEREAS, Borrower has requested that Section 8.4 of the Loan Agreement be amended to delete Section 8.4(c).
NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:
1. The above and foregoing Recitals are true and correct and incorporated herein by reference thereto.

2. Section 8.4 of the Loan Agreement is hereby amended to delete Section 8.4(c).
3. Borrower and Lender agree that a Low LCR Cash Sweep Period is currently in effect. Borrower acknowledges and agrees that Lender shall on the date hereof apply the entirety of the funds held in the LCR Deterioration Reserve Account on June 30, 2011, one-half (1/2) to Amended and Restated Note A-1 and one-half (1/2) to Amended and Restated Note A-2, toward the payment of the remaining principal of said Notes, without the imposition of the otherwise applicable Yield Maintenance Premium. As of June 30, 2011, the amount on deposit in the LCR Deterioration Reserve Account is $38,349,062.48.
4. If the Low LCR Cash Sweep Period is still in effect on July 30, 2014, then in that event, Lender may, in its sole discretion, at any time thereafter while the Low LCR Cash Sweep Period is in effect, apply all of the funds (less $2,000,000.00) in the LCR Deterioration Reserve Account, one-half (1/2) to Amended and Restated Note A-1 and one-half (1/2) to Amended and Restated Note A-2, without the imposition of the otherwise applicable Yield Maintenance Premium.
5. So long as a Low LCR Cash Sweep Period is in effect, Lender agrees, in the reasonable exercise of its discretion, to disburse funds from the LCR Deterioration Reserve Account to Borrower for the payment of the cost of alterations, repairs, replacements and other improvements to the Property and the Improvements and the Building Equipment, on a location by location basis, from time to time, in response to Borrower requests for the same.
6. At such time as the Low LCR Cash Sweep Period ends, Borrower may request a disbursement to Borrower of all funds remaining in the LCR Deterioration Reserve Account, and upon Borrower providing proof satisfactory to Lender that the term of the Master Lease has been extended on the same terms and conditions currently contained therein for an additional five (5) years, disburse all of said funds to Borrower.
7. In order to induce Lender to enter into this Fifth Amendment, Borrower shall pay Lender a fee of one percent (1%) of the outstanding principal balance of the Loan as of the date hereof, one-half (1/2) thereof to be paid on or before August 15, 2011, and one-half (1/2) thereof on December 30, 2011, both by wire transfer of federal funds, from Borrower’s separate funds, not from the Holding Account or any sub-accounts thereof held by Lender.
8. Borrower hereby represents, warrants, acknowledges and covenants to and with Lender that:
(a) To the best of Borrower’s knowledge, no Event of Default or Default under any of the Loan Documents has occurred and is continuing.
(b) As of the date hereof (but not as to any matters arising hereafter), Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender’s predecessors in interest or any subsidiary of Lender or any of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, LNR Partners, LLC, and Wachovia Bank, National Association), attorneys, representatives, participants, successors and assigns of Lender and Lender’s predecessors in interest (collectively, the “Lender Partners”) with respect to: (i) the Loan; (ii) the Loan Documents; (iii) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan; (iv) the administration or funding of the Loan; or (v) the development, operation or financing of the Property. To the extent Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Borrower waives and relinquishes them.

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(c) Borrower acknowledges that as of the date hereof, the outstanding principal balance of the Loan is $285,668,985.72. In the event of an error or omission in the foregoing information, neither Borrower nor Lender in any way prejudices their respective right and entitlement to all monies lawfully due Lender and/or obligations regarding the same.
(d) Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof, except to the extent such representations and warranties may be subject to change in the ordinary course of Borrower’s business (to the extent permitted by the Loan Documents).
(e) To the best of Borrower’s knowledge, no representation or warranty of Borrower in this Fifth Amendment or of Guarantor or Maryland Guarantor or Indemnitor executing a Joinder hereto contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in any material respect in light of the circumstances under which they are made. Any breach by Borrower or by any of the parties executing a Joinder hereto of any of the representations, warranties or covenants set forth herein or any Joinder hereto, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Loan Documents.
(f) All certifications set forth in the Borrower’s Certificate of even date are true and correct in all material respects. The Borrower/Lessor and Lessee Certificate by Borrower as Lessor and BlueLinx Corporation as Lessee is true and correct in all material respects.
9. Miscellaneous items:
9.1 Ratification. Borrower hereby ratifies and confirms to Lender, as of the date hereof that, except as otherwise expressly and specifically modified by the terms of this Fifth Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Note, the Loan Agreement and the other Loan Documents are and shall remain in full force and effect as legally and binding obligations of Borrower. Consent by Lender shall not constitute or imply consent to any other amendment or modification of the Loan Documents.
9.2 References. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement, amended by the four (4) amendments described in the second Whereas clause above, as further amended hereby.
9.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
9.4 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

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9.5 Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable law of the United States of America. The terms and conditions of Section 19.3 of the Loan Agreement are hereby incorporated herein by this reference, with the same force and effect as if set forth herein in their entirety.
9.6 Waiver of Jury Trial. BORROWER, GUARANTOR, MARYLAND GUARANTOR, INDEMNITORS AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS FIFTH AMENDMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, GUARANTOR, INDEMNITORS AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER, GUARANTOR, MARYLAND GUARANTOR, INDEMNITOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.
9.7 No Modification. No modification, amendment, extension, discharge, termination or waiver of any provision of this Fifth Amendment or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
9.8 Defined Terms. Unless otherwise defined in this Fifth Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.
(Signature on following page)

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IN WITNESS WHEREOF, Borrower and Lender, joined by Guarantor, Maryland Guarantor and Indemnitor, have executed this Fifth Amendment as of the day and date first above written.
BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
ABP CA (NEWARK) LLC	ABP CO I (DENVER) LLC
XXXXXXXXXXXXXXXXXXXX	ABP CT (NEWTON) LLC
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
ABP MN (EAGAN) LLC	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP LA (NEW ORLEANS) LLC	ABP NY (YAPHANK) LLC
XXXXXXXXXXXXXXXXXXXXXXXXX	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (MADISON) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	ABP WA (WOODINVILLE) LLC
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC

Each entity listed above
By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Vice-President and Secretary

LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C27

By:	LNR Partners, LLC, a Florida limited liability company, as Attorney-in-Fact

By:	/s/ Larry Golinsky
Larry Golinsky, President

Guarantor hereby acknowledges the modifications to the Loan Agreement made herein and hereby ratifies and confirms to Lender, as of the date hereof, that all of the terms, covenants, indemnifications and provisions of the Guaranty of Recourse Obligations dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Fifth Amendment.

GUARANTOR:

BLUELINX HOLDINGS, INC., a Delaware corporation

By:	/s/ H. Douglas Goforth H. Douglas Goforth
Chief Financial Officer and Treasurer
Maryland Loan Guarantor hereby acknowledges the modifications to the Loan Agreement made herein and hereby ratifies and confirms to Lender, as of the date hereof, that all of the terms, covenants, indemnifications and provisions of the Guaranty dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Fifth Amendment.

MARYLAND LOAN GUARANTOR:

ABP MD (BALTIMORE) LLC, a Delaware limited liability company

By:	/s/ H. Douglas Goforth H. Douglas Goforth
Vice-President and Secretary
Indemnitor hereby acknowledges the modifications to the Loan Agreement and the other Loan Documents as made herein and hereby ratify and confirm to Lender, as of the date thereof, that all of the terms, covenants, indemnifications and provisions of the Environmental Indemnity dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Fifth Amendment.

INDEMNITOR:

BLUELINX HOLDINGS INC., a Delaware corporation

By:	/s/ H. Douglas Goforth H. Douglas Goforth
Chief Financial Officer and Treasurer

EXHIBIT “A”
BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
ABP CA (NEWARK) LLC	ABP CO I (DENVER) LLC
XXXXXXXXXXXXXXXXXXXXXXXX	ABP CT (NEWTON) LLC
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
ABP MN (EAGAN) LLC	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP LA (NEW ORLEANS) LLC	ABP NY (YAPHANK) LLC
XXXXXXXXXXXXXXXXXXXXXXXXX	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (MADISON) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	ABP WA (WOODINVILLE) LLC
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC

EXHIBIT “B”
ORIGINAL BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
ABP CA (NEWARK) LLC	ABP CO I (DENVER) LLC
ABP CA (RIVERSIDE) LLC	ABP CT (NEWTON) LLC
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
ABP MN (EAGAN) LLC	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP ND (NORTH FARGO) LLC	ABP NY (YAPHANK) LLC
ABP NM (ALBUQUERQUE) LLC	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (NASHVILLE) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	ABP WA (WOODINVILLE) LLC
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC